UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2014, Park Sterling Corporation (“Park Sterling”) announced its financial results for the third quarter ended September 30, 2014.  A copy of the related press release is furnished as Exhibit 99.1. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On October 30, 2014, Park Sterling will hold an investor conference call to disclose its financial results for the third quarter ended September 30, 2014. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.2. All of the information in the presentation is presented as of October 30, 2014, and Park Sterling does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01. Other Events.

On October 29, 2014, Park Sterling issued a press release announcing that its board of directors (“Board”) declared a quarterly cash dividend to its common shareholders of $0.02 per common share, payable on November 26, 2014 to all common shareholders of record as of the close of business on November 12, 2014. Future dividends will be subject to Board approval. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Park Sterling also announced that its board of directors approved a new share repurchase program that authorizes the company to purchase up to 2.2 million common shares. The share repurchase authorization, which replaces the existing share repurchase authorization expiring November 1, 2014, extends through November 1, 2016 and permits the company to effect the repurchases from time to time through a combination of open market repurchases, privately negotiated transactions, accelerated share repurchase transactions, and other derivative transactions. A copy of the press release is attached as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 30, 2014, with respect to Park Sterling’s financial results for the third quarter ended September 30, 2014

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on October 30, 2014

99.3	Press Release, dated October 29, 2014, with respect to declaration of dividend

99.4	Press Release, dated October 29, 2014, with respect to authorization of share repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2014

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 30, 2014, with respect to Park Sterling’s financial results for the third quarter ended September 30, 2014

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on October 30, 2014

99.3	Press Release, dated October 29, 2014, with respect to declaration of dividend

99.4	Press Release, dated October 29, 2014, with respect to authorization of share repurchase program

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